                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:


     The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints R. K. Richey, Keith A. Tucker, Gary L. Coleman, Larry
M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Torchmark Corporation 1996 Non-Employee Director Stock Option Plan and the accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                            /s/ Joseph M. Farley
                                            ---------------------------------
                                            Joseph M. Farley
                                            Director
                                            Date: 5-12-97

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:


     The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints R. K. Richey, Keith A. Tucker, Gary L. Coleman, Larry
M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Torchmark Corporation 1996 Non-Employee Director Stock Option Plan and the accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                            /s/ Louis T. Hagopian
                                            ---------------------------------
                                            Louis T. Hagopian
                                            Director
                                            Date: 5-9-97

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:


     The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints R. K. Richey, Keith A. Tucker, Gary L. Coleman, Larry
M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Torchmark Corporation 1996 Non-Employee Director Stock Option Plan and the accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                              /s/ Joseph L. Lanier, Jr.
                                              ----------------------------------
                                              Joseph L. Lanier, Jr.
                                              Director
                                              Date: 5-12-97

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:


     The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints R. K. Richey, Keith A. Tucker, Gary L. Coleman, Larry
M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Torchmark Corporation 1996 Non-Employee Director Stock Option Plan and the accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                             /s/ George J. Records, Sr.
                                             ---------------------------------
                                             George J. Records, Sr.
                                             Director
                                             Date: 5-9-97

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:


     The undersigned director and officer of Torchmark Corporation (the "Company") constitutes and appoints Keith A. Tucker, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Torchmark Corporation 1996 Non-Employee Director Stock Option Plan and the accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                           /s/ R. K. Richey
                                           ---------------------------------
                                           R. K. Richey
                                           Chairman, Chief Executive Officer
                                           and Director
                                           Date: 5-12-97

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:


     The undersigned director and officer of Torchmark Corporation (the "Company") constitutes and appoints R. K. Richey, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Torchmark Corporation 1996 Non-Employee Director Stock Option Plan and the accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                           /s/ Keith A. Tucker
                                           ---------------------------------
                                           Keith A. Tucker
                                           Vice Chairman and Director
                                           Date: 5-9-97

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:


     The undersigned director and officer of Torchmark Corporation (the "Company") constitutes and appoints R. K. Richey, Keith A. Tucker, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Torchmark Corporation 1996 Non-Employee Director Stock Option Plan and the accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                            /s/ Gary L. Coleman
                                            ---------------------------------
                                            Gary L. Coleman
                                            Vice President and Chief Accounting
                                            Officer
                                            Date: 5-8-97